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                       Supplement dated October 31, 2003
                    to the Prospectus, dated April 30, 2003
                                      and
          Statement of Additional Information, dated April 30, 2003, as amended September 12, 2003

                     Smith Barney Telecommunications Trust

                  Smith Barney Telecommunications Income Fund

   The Board of Trustees of Smith Barney Telecommunications Trust approved, subject to shareholder approval, a Plan of Liquidation (the "Plan") for Smith Barney Telecommunications Income Fund (the "Fund") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved.

   If the Plan is approved at the forthcoming special meeting of shareholders, each shareholder of the Fund would receive, pursuant to the Plan, a distribution in an amount equal to the shareholder's proportionate interest in the net assets of the Fund, after deduction for the amount necessary to discharge unpaid liabilities and obligations, including contingent liabilities, as provided for in the Plan. The liquidation, dissolution and termination of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's shareholders. If approved, it is anticipated that the Fund would be liquidated in the first quarter of 2004.

Dated: October 31, 2003

FD02854